TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information

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Transamerica WMC US Growth VP

Effective as of August 2, 2019, the portfolio will lower its management fee schedule as described below.

TAM will receive compensation from the portfolio, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the portfolio’s average daily net assets) indicated below:

First $500 million	0.68%
Over $500 million up to $800 million	0.67%
Over $800 million up to $1 billion	0.6575%
Over $1 billion up to $2 billion	0.613%
Over $2 billion up to $3 billion	0.605%
Over $3 billion up to $4 billion	0.59%
Over $4 billion up to $5 billion	0.575%
In excess of $5 billion	0.57%

The “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Initial	Service
Management fees[1]	0.63%	0.63%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Total annual fund operating expenses	0.66%	0.91%

[1]	Management fees have been restated to reflect a reduction in management fees effective August 2, 2019.

The “Example” table included in the Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Initial Class	$67	$211	$368	$822
Service Class	$93	$290	$504	$1,120

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The following information will be added alphabetically to the sub-section titled “Recent Management Fee Changes” under the heading “Shareholder Information - Investment Manager” in the Prospectus:

Transamerica WMC US Growth VP: Effective August 2, 2019, the management fee is 0.68% of the first $500 million; 0.67% over $500 million up to $800 million; 0.6575% over $800 million up to $1 billion; 0.613% over $1 billion up to $2 billion; 0.605% over $2 billion up to $3 billion; 0.59% over $3 billion up to $4 billion; 0.575% over $4 billion up to $5 billion; and 0.57% in excess of $5 billion in average daily net assets. Prior to August 2, 2019, the management fee was 0.73% of the first $150 million; 0.70% over $150 million up to $650 million; 0.68% over $650 million up to $1.15 billion; 0.655% over $1.15 billion up to $2 billion; 0.64% over $2 billion up to $3 billion; 0.63% over $3 billion up to $4 billion; and 0.61% in excess of $4 billion in average daily net assets.

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Transamerica WMC US Growth VP

Transamerica WMC US Growth II VP

Effective as of August 2, 2019, the portfolio will lower its sub-advisory fee schedule as described below.

The following information revises the corresponding information appearing in the table contained in the “Sub-Advisory Fees” sub-section of the Statement of Additional Information under the heading “Investment Management and Other Services – Sub-Advisers”:

Portfolio	Sub-Adviser	Sub-Advisory Fees
Transamerica WMC US Growth VP	Wellington Management	0.18% of the first $500 million
Transamerica WMC US Growth II VP	Company LLP(25)	0.17% over $500 million up to $1 billion
0.16% over $1 billion up to $2 billion
0.15% in excess of $2 billion

(25)

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica US Growth, Transamerica WMC US Growth VP, Transamerica WMC US Growth II VP and the portion of the assets of Transamerica Large Growth that are sub-advised by Wellington Management Company LLP, and WMC Core Equity and Disciplined US Growth Equity, each separately managed accounts of Transamerica Life Insurance Company that are advised by Wellington Management Company LLP. Effective August 2, 2019, the sub-adviser agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets) when the assets of these mandates, in the aggregate, exceed a specified level. This waiver is voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.

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Investors Should Retain this Supplement for Future Reference

August 2, 2019